UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2011

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(703) 287-7400

(Registrant’s telephone number, Including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On March 29, 2011, Iridium Communications Inc., or the Company, entered into an amendment, or the Amendment, to its Registration Rights Agreement, dated as of September 29, 2009. The Amendment amends the definition of “Registrable Securities” to clarify the circumstances under which securities of the Company will no longer be considered “Registrable Securities” thereunder and to make certain conforming changes.

A copy of the Amendment is attached as Exhibit 10.1 to this report and is incorporated by reference herein, and the foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events.

On March 29, 2011, the Company announced that it and Syndicated Communications Venture Partners, IV, L.P., or the Selling Stockholder, entered into a sales agency agreement, or the Sales Agency Agreement, with Raymond James & Associates, Inc., as sales agent, or the Sales Agent. Pursuant to the Sales Agency Agreement, the Selling Stockholder agreed to sell 4,030,855 shares of the Company’s common stock, par value $0.01 per share, through the Sales Agent, or the Offering. The Company will not sell any shares of common stock and will not receive any proceeds from the sale of shares of common stock in the Offering.

The Offering is being made pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-165513) previously filed with and declared effective by the Securities and Exchange Commission, or the SEC, and a prospectus supplement filed with the SEC.

A copy of the Sales Agency Agreement is attached as Exhibit 1.1 to this report and is incorporated by reference herein, and the foregoing description of the terms of the Sales Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Sales Agency Agreement, dated March 29, 2011, by and among Iridium Communications Inc., Syndicated Communications Venture Partners, IV, L.P. and Raymond James & Associates, Inc., as sales agent.

10.1	Amendment No. 1 to Registration Rights Agreement, dated as of March 29, 2011, by and among Iridium Communications Inc. and the parties listed on the signature pages thereto.

99.1	Press Release, dated March 30, 2011, issued by Iridium Communications Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

By:	/s/ THOMAS J. FITZPATRICK
Name:	Thomas J. Fitzpatrick
Title:	Chief Financial Officer

Dated: March 30, 2011